THE WRIGHT ASSET ALLOCATION TRUST








                                  ANNUAL REPORT

                               DECEMBER 31 , 2001



                    o   Wright Managed Growth with Income Fund

THE WRIGHT ASSET ALLOCATION TRUST
-------------------------------------------------------------------------------


The Wright Asset Allocation Trust was created to offer a variety of funds to meet differing investment objectives. Each fund is a "fund of funds." This means that a fund invests in other mutual funds managed by Wright Investors Service. Only Wright Managed Growth with Income Fund is currently being offered. This fund seeks a high total return (consisting of price appreciation and high income) with reduced risk.

The Wright Managed Growth with Income Fund is a balanced fund investing its assets in various Wright managed equity and income funds. Wright allocates the fund's assets based on a fundamental analysis of the economy and investment markets in the U.S. and foreign countries. Over the long-term, the fund expects to have an asset mix of 65% equity (10% is international equity) and 35% fixed income. This mix will vary over short-term periods as Wright follows a dynamic process of monitoring the asset allocation model and making adjustments. Purchases and sales of funds are made when necessary to adjust the asset allocation model, when new investments become available to the fund, or when necessary to accommodate redemption activity. The equity allocation may range from 0 to 75% with up to 20% being international equities. The U.S. equities may be allocated among large, medium and small companies. The fixed income allocation may range from 25% to 100%. Fixed income funds selected could include those investing in U.S. government issues, high quality corporate issues and mortgage backed securities. Up to 50% of the fixed income allocation could be in money market securities.

Likely candidates for investment include the following:

     o  Wright Major Blue Chip Equities Fund
     o  Wright Selected Blue Chip Equities Portfolio
     o  Wright International Blue Chip Equities Portfolio
     o  Wright U.S. Treasury Portfolio

In addition, the fund's assets may be invested in U.S. Treasury bills and similar money market securities.

Table of Contents

------------------------------------------------------------------------------




                                                                 Page

Investment Objectives..............................inside front cover
Letter to Shareholders..............................................1
Management Discussion...............................................2

Wright Managed Growth with Income Fund

         Portfolio of Investments...................................7
         Financial Statements.......................................8

Notes to Financial Statements......................................12
Independent Auditors' Report.......................................16
Management and Organization........................................17

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------



                                  January 2002

Dear Shareholders:

     The attacks on the World Trade Center and the Pentagon obviously take center stage in any recap of the year 2001. But even before the tragic events of September 11, 2001 was shaping up as a second straight down year for stocks. As things turned out, the terrorist attacks may actually have brought selling pressures to a climax that much sooner, producing a bottom on September 21, from which the S&P 500 subsequently staged a 20% rebound. The market rebound wasn't enough to rescue the year, which ended with a 13% loss; still, there's something to be said for ending 2001 with Q4 returns 25 percentage points better than Q3's, rather than vice versa. There is also some solace in knowing that the American military/industrial complex remains a potent force against the forces of terrorism and anarchy. As the history of past market shocks suggested, investors who avoided panic selling in the immediate aftermath of September 11 are glad they did.

     While the U.S. economy is not out of the woods yet, most economic indicators have begun to turn up, with consumer confidence surveys rebounding from their post-September 11 lows during the final weeks of the year. Retail sales were relatively lackluster through Christmas, but economic recoveries are measured off the bottom, and sales have certainly improved since the September-October economic stall. With the incentive of zero-percent interest rates, car sales were especially strong in the fourth quarter. Unemployment claims have receded, new orders have firmed, and manufacturing is showing tentative signs of climbing out of its slump. Just how vigorous the economic recovery will be is still an open question.

     Wright's view is that the economic recovery will be moderate, at least in its early stages. It has been 12 months since the Federal Reserve began cutting interest rates, and the M2 money supply is running 10% ahead of year-ago levels. With business conditions on the mend, the Fed's rate cutting may be ending; nonetheless, the measured economic recovery and tame inflation are likely to keep the Fed from tightening for most of this year. The positive effects of the Fed's liquidity injection on consumer and investor psychology were slow to materialize, but December's improvement in confidence continued through January. While much of the pain of the 2001 recession was concentrated in corporate profits, even in this respect the worst seems to be over.

     The stock market's impressive post-September 11 rally does not prove beyond a shadow of a doubt that the bear market is over. Nevertheless, over the past 50 years, most run-ups of the magnitude seen since September's lows have proved to be lasting, with an average additional gain of 13% over the subsequent 12 months. On the basis of a gradual economic recovery, low inflation and better corporate earnings, a good case may be made for the improved stock market environment continuing during 2002. The pace of recovery may not always meet expectations, resulting in profit taking from time to time, but the basic trend should remain in the right direction.

     For fixed-income markets, we expect 2002 to be a year of moderate, perhaps below-coupon, returns as yields edge higher on economic recovery. Inflation should remain under control, the result of improving productivity, the pressure of global competition on pricing power, and the likelihood that the Federal Reserve will remain relatively accommodative in an environment of only moderate global economic growth. Spread products should add incrementally to Treasury returns, although volatility may remain high until the markets come to a resolution of the credit quality issues raised by Enron's collapse. Ultimately, that resolution should pressure corporations to de-leverage, reducing their debt totals from the record high of 48% of GDP hit in 2001, which should be a good result for the bond market.

     I am pleased to announce the addition of equity portfolio manager Stan Kirtman to the Wright investment committee effective December 2001. Joining us from William Blair & Co., where he managed large-cap equity portfolios and produced a superior track record, Stan has replaced Pat Pierce, who retired during the fourth quarter. Finally, I urge shareholders to access the Wright web site, www.wrightinvestors.com, where daily market commentaries and other information are provided. I would appreciate any comments on how we can make the site more useful to you.

                                          Sincerely,

                                       /s/Peter M. Donovan
                                       --------------------
                                          Peter M. Donovan
                                          President

MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------


Stock Market Environment: The panicked selling in global stock markets arising out of the September 11 attacks receded during the fourth quarter of 2001. The market lows actually came late in September, but it took a month of anxious trading for the S&P 500 to return to its September 10 level and even longer before investors began to show confidence that the 2000-01 bear market might be over. With the losses of the past 18 months fresh in their minds, investors were at first reluctant to embrace the prospect of economic recovery and better corporate earnings in 2002. But as time passed and the news from the terrorist front improved, investors reacquired an appetite for risk. Fourth-quarter performance reflected a direct relationship between risk and return: stocks beat bonds: corporate bonds beat Treasuries; growth stocks outdistanced value stocks; tech stocks doubled non-tech returns. Enron securities were the exception to the rule.

     During 2001's fourth quarter, stock prices recouped more than half of their third-quarter losses. A rebound in technology stocks powered the S&P 500 benchmark to a 10% Q4 price advance, a big improvement on Q3's 15% decline. Other major market averages did even better, with the Dow rising 13% and Nasdaq spurting 30%. The S&P MidCap 400's 18% Q4 rebound got back almost 90% of its Q3 losses, while the S&P SmallCap 600 ended the fourth quarter with a 20% rise to within 2% of its all-time high (vs a 7% shortfall for the MidCaps). In contrast, the large-cap indexes were still off their highs by 15% (Dow) to 25% (S&P 500) to 61% (Nasdaq) as 2001 came to a close. By market sector within the S&P 500, technology stocks experienced the biggest Q4 gains, but they followed the prior quarter's biggest losses, so tech ended 2001 as the second worst performing sector, behind the Enron-afflicted utilities (-33%), with losses averaging 24%.

     Neither the Q4 market rally nor the Q3 despair can be translated literally to signify a classic bear-to-bull transition. It is not unreasonable to argue that September 11 pushed stock prices to levels not warranted by the underlying fundamentals. Or at least that the post-9/11 panic got the market to its lows faster than would otherwise have been the case. In either case, the S&P 500's 20% rally off its low makes eminent sense and yet, at the same time, does not carry quite the same significance (as a signal of what's to come) as earlier rapid market run-ups.

     In the postwar period, most 20%, three-month rallies in stock prices have had legs. Those rallies that failed to sustain themselves were almost invariably "sabotaged" by the Fed's raising interest rates. As 2002 begins, might the Fed again be close to raising interest rates for fear that a too-strong, inflation-producing economic recovery is headed this way? Wright doesn't think the Fed will lift its federal funds rate target until sometime late this year, if then. First, the economic recovery is likely to be moderate, getting most of its impetus from inventory restocking; as important, the outlook is for tame inflation even if recovery is better than now expected. As in 1991-93, the Fed is expected to keep rates low for a while, creating a favorable backdrop for global securities markets.

Bond Market Environment: U.S. bonds provided a break-even return in the fourth quarter of 2001. As the year wound down, the anxiety following the September 11 attacks receded, stock prices rose, and investors began to anticipate economic recovery and an end to Federal Reserve easing. (During Q4, the Fed reduced rates by a total of 125 basis points, the latest cut being 25 bps on December 11.) This all worked against bonds in the quarter, Treasuries in particular. At its low for the quarter, reached in November, the yield on the ten-year Treasury was under 4.2%, but a sharp retreat in Treasury prices took the yield to 5.0% by year end. The upslope to the Treasury yield curve became steeper over the quarter; the ten-year yield rose by more than 40 basis points and the two-year rate by half that, while the coupon-equivalent yield on 90-day T-bills fell more than 60 bps, to 1.7%.

     In the fourth quarter, Treasuries lagged other sectors of the bond market, a reversal of Q3's result. In the latest three months, Treasuries lost 0.8% (long-term -2.0%, intermediate -0.1%). As investors' tolerance for risk increased, agency (-0.3%), mortgage-backed (+0.1%) and corporate (+0.9%) issues all outperformed Treasuries, although all bond categories lagged equities. Among corporates, returns on utility bonds were depressed by Enron's failure; industrials returned 1.7% for the quarter. Overall, the Lehman U.S. aggregate bond index was just about unchanged for the quarter.

     Bonds have been volatile in the early days of 2002. WIS expects that the economic recovery that develops this year will start slowly and that inflation will stay subdued. Fed easing may be coming to an end, but we expect the Fed will feel little pressure to raise rates for much of the year. In this environment, we don't see much risk of a material rise in bond yields in 2002. At the same time, the upside potential for bonds may be limited as investors contemplate (even a U-shaped) recovery. Bonds could rally early in the year while the recovery remains tentative, recouping some of their recent losses, but the ten-year yield may get as high as 5.5% later on. We see spread products continuing to add incremental returns in 2002.

WRIGHT MANAGED GROWTH WITH INCOME FUND

     The Wright Managed Growth with Income Fund gained 6.3% in the fourth quarter of 2001, 100 basis points ahead of the benchmark return (5.3%) for the period. (The Fund's benchmark is a composite of 45% S&P 500, 15% FTSE World ex U.S. and 40% Lehman Brothers U.S. Aggregate bond market average). In a 180-degree reversal of Q3 results, the Fund got good returns from U.S. stocks (large-caps and, especially, mid-caps) and from foreign equities in the fourth quarter. Results were hampered by a small negative return from Treasury bond holdings, which suffered as longer-term interest rates climbed in November and December.

     The strong  fourth  quarter in the global  equities  markets  reflected  an easing of panic conditions as the events of September 11 receded into the distance, the successful prosecution of the war against terrorism, and another 125 basis points of interest rate reductions by the Federal Reserve. The emergence of signs that economic recovery is nearing also buoyed stock prices. At December 31, WMGI Fund assets as a percentage of net assets were 34.4% for Wright Major Blue Chip Fund; 15.2% for Wright Selected Blue Chip Fund ; 14.8% for Wright International Blue Chip Fund; 33.8% for Wright U.S. Treasury Fund ; and a nominal amount of cash and other assets (1.8%). The underlying portfolios' financial statements may be obtained upon request by contacting Wright Investors' Service Distributors, Inc. at 1-800-888-9471.

     The flip side of the positive boost to stock prices from mounting evidence of economic recovery was a growing fear of rising inflation, which sent long-term interest rates up almost 50 basis points during the fourth quarter (85 bps from November's lows). Corporate bonds outpaced Treasuries for the quarter, despite the fallout from Enron's Chapter 11 filing, as the budding economic recovery gave rise to hopes for better earnings ahead.

     While the rise in Q4 bond yields appears to exaggerate the speed of economic recovery and the return of inflation, there is some risk of rising bond yields over the course of 2002 as the economic recovery gets established. On the expectation of economic recovery, low inflation and improving levels of corporate earnings, Wright is maintaining its moderate over-weighting in stocks. We continue to like the prospects of smaller-cap stocks and anticipate that positions in high-quality foreign stocks will contribute to balanced portfolio returns in 2002.

WRIGHT SELECTED BLUE CHIP EQUITIES PORTFOLIO

     The Wright Selected Blue Chip Fund (WSBC) returned 14.8% in the fourth quarter of 2001 as it benefited from the strong performance of mid-cap stocks in the period. WSBC's performance for the quarter was behind that of the Russell Mid-Cap stock index (+17.2%) and the S&P MidCap 400 (+18.0%). For all of 2001, WSBC declined 10.2% compared to declines of 5.6% for the Russell index and 0.6% for the S&P 400.

     In the quarter, the WSBC's Fund's performance relative to the S&P 400 was hurt by its underweighting in information technology, the quarter's strongest sector. In addition, although the Fund's tech holdings rose 30% in the quarter, this lagged the gain by S&P 400 tech stocks. Other specific holdings that hurt the Fund's performance were Watson Pharmaceutical (-16%); utilities NiSource and Dynegy (each down 12%); and materials company Sigma Aldrich (-13%). On the plus side, the Fund's holdings in the consumer staples, telecom, and energy sectors outperformed their S&P 400 counterparts.

     The turnover in this Fund continues to be high as many holdings are sold when they move up to the S&P 500 index. During the quarter, the Fund increased its weighting in technology and energy issues, with the purchases mostly funded by reduced holdings in industrials and health care. At quarter end, the average long-term annual earnings growth rate forecast for the stocks in the WSBC averaged 12% compared to 9% for stocks in the S&P 400. The average year-ahead P/E ratio of Fund holdings was 21, indicating better value than the 27 averaged by S&P 400 stocks.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

     The Wright Major Blue Chip Fund (WMBC), which holds mostly the large-cap stocks on the Approved Wright Investment List, is managed as a blend of value and growth. As stocks recovered in the fourth quarter, for the second quarter in a row the WMBC Fund performed about in line with the market. WMBC returned 10.1% in the quarter, compared to 10.7% for the S&P 500 and 11.4% for an average of Morningstar large-cap blend funds. For all of 2001, the WMBC Fund lost 16.9% compared to losses of 11.8% for the S&P 500 and 12.2% for the Morningstar benchmark.

     The biggest factor in the WMBC Fund's slight lag in the fourth quarter was the decline in Enron stock, which collapsed in the face of accounting irregularities. The Fund had a larger position in Enron (which was sold prior to the firm's filing for Chapter 11) than the S&P 500 did. The WMBC Fund outperformed the S&P 500 in six out of ten sectors in the fourth quarter.

     Going forward, the number of issues held in the WMBC Fund will increase. This improved diversification will result in better risk control for the Fund. WMBC is positioning itself to take advantage of the slowly developing economic recovery. As 2002 began, forecast long-term earnings growth for Fund holdings was close to 10% annually compared to 8.4% for the S&P 500. The better growth prospects came with better value - a forward P/E ratio of 20 vs 21 for the S&P 500.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO

     Again in the fourth quarter, international stocks in the aggregate lagged U.S. stocks in dollar terms. Nevertheless, the Wright International Blue Chip Fund (WIBC) outperformed not only the international benchmark but also U.S. stocks. WIBC returned 11.7% in the last three months of 2001, compared to 8.4% for the FTSE world ex U.S. index, 8.2% for the Morningstar average of international equity funds and 10.7% for the S&P 500. For the year, the WIBC Fund (-24.2%) lagged the Morningstar (-21.6%) and FTSE (-19.9%) benchmarks.

     Industry, country, and stock selection all benefited the WIBC Fund in the fourth quarter. An underweight position in Japan was doubly positive, since both the market and the currency were relatively weak compared to Europe, where the Fund is overweighted. Moreover, the stocks selected in Japan outperformed the local market. The Fund also benefited from an aggressive position in tech stocks, especially semiconductors, which were strong in the quarter. After the run-up in technology late last year, the Fund has reduced its position in tech slightly early in 2002. The weighting in the materials sector has been increased to take advantage of a strengthening economic recovery. The Fund remains underweight in Japan.

WRIGHT U.S. TREASURY PORTFOLIO

     In the fourth quarter, investors retreated from Treasury bonds in favor of riskier investments as the economy showed signs of bottoming. The Wright U.S. Treasury Fund (WUSTB) lost 1.1% in the three-month period compared to losses of 0.8% for the Lehman Treasury bond index and 0.6% for a Morningstar average of Treasury bond funds. For all of 2001, Treasuries outperformed equities but lagged other fixed-income sectors. WUSTB returned 5.4% for 2001 compared to 6.7% and 6.2% for the Lehman and Morningstar benchmarks, respectively.

     Last quarter, the best returns in the Treasury sector came from maturities of two years and less. WUSTB's average maturity of 9.8 years and duration of 5.8 years, which were in line with the Lehman benchmark's, limited its return for the quarter. The retreat in Treasuries late in 2001 may have overestimated the likely pace of economic recovery in the near term. In light of the potential for an early-2002 rally in longer Treasuries, for now WIS is keeping WUSTB's duration neutral to slightly long.

THE RESULTS OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------

WRIGHT MANAGED GROWTH WITH INCOME FUND

Growth of $10,000 Invested 7/31/99* Through 12/31/01

                                Average Annual Total Return
                            ------------------------------------
                                Last 1 Yr      Since Inception*
-------------------------------------------------------------------------------
     WGIF
      - Return before taxes      -10.8%              -3.6%
      - Return after taxes
         on distributions        -11.2%              -4.4%
      - Return after taxes
         on distributions
         and sales of fund
         shares                  -11.2%              -4.4%
     Lehman Aggregate Bond Index   8.4%               8.7%
     S&P 500                     -11.8%              -4.7%



                                      NOTES

      The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

      * The investment results of the Fund are shown from the first month-end since the Fund's inception for comparison with other averages. Indices reflect no deductions for fees, expenses or taxes. Past performance is not predictive of future performance.


     The cumulative total return of a U.S. $10,000 investment in the WRIGHT MANAGED GROWTH WITH INCOME FUND on 7/14/99 would have declined to $9,151 by December 31, 2001.

     The following plotting points are used for comparison in the total investment return mountain chart.

  Date      Wright Managed Growth                       Lehman Aggregate
                with Income Fund          S&P 500          Bond Index

07/14/99           $10,000                $10,000           $10,000

12/31/99           $10,603                $11,114           $10,099
12/31/00           $10,261                $10,102           $11,273
12/31/01           $ 9,151                $ 8,907           $12,225

-------------------------------------------------------------------------------

WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2001


Shares                                                                 Value
-------------------------------------------------------------------------------


INVESTMENT COMPANY SECURITIES - 98.2%

           Selected Blue Chip Equities Portfolio*- 15.2%........ $     617,626
  203,174  Major Blue Chip Equities Fund -
              Institutional shares - 34.4%......................     1,403,935
           International Blue Chip Equities Portfolio*- 14.8%...       604,937
           U.S. Treasury Portfolio*- 33.8%......................     1,377,878
                                                                    -----------

TOTAL INVESTMENTS (identified cost, $4,287,186) - 98.2%......... $   4,004,376

OTHER ASSETS & LIABILITIES - 1.8%...............................        72,051
                                                                   -----------

NET ASSETS - 100.0%............................................. $   4,076,427
                                                                  ============

* Represents investments in non-unitized partnerships

See notes to financial statements

WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)
-------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2001

-------------------------------------------------------------------------------


ASSETS:

   Investments--
     Identified cost......................     $ 4,287,186
     Unrealized depreciation..............        (282,810)
                                               ------------
       Total value (Note 1A)..............     $ 4,004,376

   Cash...................................             609
   Receivable from investment adviser.....          88,130
   Receivable for fund shares sold........           5,159
   Other assets...........................              40
                                               ------------
     Total Assets.........................     $ 4,098,314
                                               ------------


LIABILITIES:

   Notes payable..........................     $    17,000
   Accrued expenses and other liabilities.           4,887
                                               ------------
     Total Liabilities....................     $    21,887
                                               ------------


NET ASSETS................................     $ 4,076,427
                                               ============

NET ASSETS CONSIST OF:

Paid-in capital...........................     $ 4,814,473
Accumulated net realized loss
   on investments.........................        (486,104)
Unrealized depreciation of investments....        (282,810)
Undistributed net investment income.......          30,868
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 4,076,427
                                               ============
   Shares of beneficial interest outstanding       483,903
                                               ============
   Net asset value, offering price and
     redemption price per share of
     beneficial interest..................     $      8.42
                                               ============



                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2001

-------------------------------------------------------------------------------


INVESTMENT INCOME:
   Investment income from underlying funds     $    85,320
                                               ------------
     Total investment income..............     $    85,320
                                               ------------

Expenses--
   Expenses from underlying funds.........     $    20,991
   Investment adviser fee (Note 2)........           8,558
   Administration fee (Note 2)............             866
   Trustees' compensation.................          16,211
   Transfer agent fee
     - Advisor shares.....................           2,283
     - Individual shares..................             279
   Distribution & service fee
     - Advisor shares (Note 3)............          20,690
     - Individual shares (Note 3).........           1,405
   Custodian fee
     - Advisor shares.....................          45,478
     - Individual shares..................           6,900
   Printing...............................             983
   Legal fees.............................           5,720
   Audit fees.............................          37,670
   Registration costs
     - Advisor shares.....................          15,717
     - Individual shares..................          10,015
   Miscellaneous..........................           7,249
                                               ------------
       Total expenses.....................     $   201,015
                                               ------------

Deduct--
   Reduction of investment adviser
    fee (Note 2)..........................     $    (8,558)
   Reduction of distribution and service
    fee (Note 3)
     - Advisor shares.....................         (20,690)
     - Individual shares..................          (1,399)
   Allocation of expenses to the investment
     adviser (Note 2).....................         (57,000)
   Reimbursement of other expenses
     by investment adviser(Note 2)
     - Advisor shares.....................         (30,191)
     - Individual shares..................         (14,729)
   Reduction of Custodian fee (Note 1C)
     - Advisor shares.....................          (1,860)
     - Individual shares..................             (63)
                                               ------------
       Total deductions...................     $  (134,490)
                                               ------------
       Net expenses.......................     $    66,525
                                               ------------
          Net investment income...........     $    18,795
                                               ------------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on
    investments (identified cost).........     $   (60,879)
   Net realized loss from underlying funds
     (identified cost)....................        (100,122)
                                               ------------
       Net realized loss on investments...     $  (161,001)
                                               ------------
   Change in unrealized depreciation of
     investments..........................     $  (394,858)
                                               ------------
     Net realized and unrealized loss
       on investments.....................     $  (555,859)
                                               ------------

       Net decrease in net assets from
        operations........................     $  (537,064)
                                               ============


See notes to financial statements

WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)
------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                   December 31
                                                                                          -------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2001                  2000
-------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

   From operations -
     Net investment income......................................................     $     18,795          $     37,394
     Net realized gain (loss) on investments....................................         (161,001)              111,984
     Change in unrealized depreciation of investments...........................         (394,858)             (307,950)
                                                                                        ----------            ----------
       Net decrease in net assets from operations...............................     $   (537,064)         $   (158,572)
                                                                                        ----------            ----------

   Distributions declared to shareholders - From net investment income:

       - Advisor shares.........................................................     $         --          $    (78,851)
       - Individual shares......................................................               --                (4,409)
     From net realized gain:
       - Advisor shares.........................................................          (73,326)              (28,589)
       - Individual shares......................................................           (2,767)               (1,599)
                                                                                        ----------            ----------
       Total distributions......................................................     $    (76,093)         $   (113,448)
                                                                                        ----------            ----------

   Fund share transactions - Advisor shares:

       Proceeds from shares sold................................................     $    707,965          $  3,396,627
       Issued to shareholders in payment of distributions declared..............           71,123               104,878
       Cost of shares reacquired................................................         (498,192)           (5,192,044)
                                                                                        ----------            ----------
       Net increase (decrease) in net assets from fund share transactions
          - Advisor shares......................................................     $    280,896          $ (1,690,539)
                                                                                        ----------            ----------


     Individual shares:
       Proceeds from shares sold................................................     $         --          $    270,826
       Issued to shareholders in payment of distributions declared..............            2,767                 6,008
       Cost of shares reacquired................................................         (148,575)              (77,059)
                                                                                        ----------            ----------
       Net increase (decrease) in net assets from fund share transactions
          - Individual shares...................................................     $   (145,808)         $    199,775
                                                                                        ----------            ----------


   Total net increase (decrease) in net assets from fund share transactions (Note 4) $    135,088          $   (1,490,764)
                                                                                        ----------            ----------
   Net decrease in net assets...................................................     $   (478,069)         $ (1,762,784)

NET ASSETS:

   At beginning of year.........................................................        4,554,496             6,317,280
                                                                                        ----------            ----------

   At end of year...............................................................     $  4,076,427          $  4,554,496
                                                                                     ==============        ==============

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF)
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $     30,868          $     (1,206)
                                                                                     ==============        ==============


See notes to financial statements

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------



                                                               Year Ended

WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)             December 31, 2001(4)
------------------------------------------------------------------------------


                                                           Advisor Shares

Net asset value, beginning of year....................      $  9.620
                                                            ---------

Income from investment operations:

  Net investment income(1)............................      $  0.041(5)
  Net realized and unrealized loss....................        (1.081)(5)
                                                            ---------
   Total loss from investment operations..............        (1.040)
                                                            ---------

Less distributions declared to shareholders:

  From realized gain on investments...................      $ (0.160)
                                                            ---------
   Total distributions................................      $ (0.160)
                                                             ---------
Net asset value, end of year..........................      $  8.420
                                                            ==========

Total return(2).......................................       (10.82%)

Ratios/Supplemental Data(1):

  Net assets, end of year (000 omitted)...............      $  4,076
  Ratio of expenses to average net assets.............         1.57%
  Ratio of expenses after custodian
   fee reduction to average net assets(3).............         1.52%
  Ratio of net investment income to average net assets         0.47%
  Portfolio turnover rate ............................           19%

-------------------------------------------------------------------------------
     (1) During the year ended December 31, 2001, the investment adviser and the principal underwriter reduced their fees and the investment adviser reimbursed and was allocated a portion of the operating expenses. Had such action not been undertaken, the net investment loss per share and the ratios would have been as follows:

                                                           Year Ended
                                                        December 31, 2001
                                                        -----------------
                                                           Advisor Shares

Net investment loss per share                                $ (0.066)
                                                            ===========
Ratios (as a percentage of average net assets):

  Expenses                                                      2.80%
                                                            ===========
  Expenses after custodian fee reduction(3)                     2.75%
                                                            ===========
  Net investment loss                                          (0.76%)
                                                            ===========

-------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(4)Certain per share amounts are based on average shares outstanding.

(5)Reporting guidelines require US Treasury Portfolio to disclose the effects of implementing the change in accounting for amortization of premium and discount on debt securities. If adjustments were not made, net investment income and net realized and unrealized gain (loss) per share for Wright Managed Growth with Income Fund would have been $0.073 and $(1.113), respectively.

See notes to financial statements

                                                                                                         From July 14, 1999
                                                                                     Year Ended         (start of business) to
WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)                                     December 31, 2000        December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)

                                                                                   Advisor Shares           Advisor Shares

Net asset value, beginning of year                                                    $  10.190              $   10.000
                                                                                      ---------               ---------

Income from investment operations:

  Net investment income(1)                                                            $   0.068              $    0.058
  Net realized and unrealized gain (loss)                                                (0.405)+                 0.357
                                                                                      ---------               ---------
   Total income from investment operations                                            $  (0.337)             $    0.415
                                                                                      ---------               ---------

Less distributions declared to shareholders:

  From net investment income                                                          $  (0.068)             $   (0.044)
  In excess of net investment income                                                     (0.103)                 (0.158)
  From realized gain on investments                                                      (0.062)                  -
  From paid-in capital                                                                    -                      (0.023)
                                                                                      ---------               ---------
   Total distributions                                                                $  (0.233)             $   (0.225)
                                                                                      ---------               ---------

Net asset value, end of year                                                          $   9.620              $   10.190
                                                                                      ===========             ===========

Total return(2)                                                                          -3.32%                   4.23%

Ratios/Supplemental Data(1):

  Net assets, end of year (000 omitted)                                               $   4,374              $    6,317
  Ratio of expenses to average net assets                                                 1.96%                   2.01%(3)
  Ratio of expenses after custodian fee reduction to average net assets(4)                1.93%                   1.97%(3)
  Ratio of net investment income to average net assets                                    0.65%                    1.04%(3)
  Portfolio turnover rate                                                                   44%                      18%
----------------------------------------------------------------------------------------------------------------------------------

(1) During the year ended December 31, 2000 and the period from July 14, 1999, start of business, to December 31, 1999, the investment adviser and the principal underwriter reduced their fees and the investment adviser was allocated a portion of the operating expenses. Had such action not been undertaken, the net investment loss per share and the ratios would have been as follows:

                                                                                          2000                    1999
                                                                                     -------------------------------------

Net investment income (loss) per share                                                $   (0.131)             $   (0.025)
                                                                                      ===========             ===========
Ratios (as a percentage of average net assets):

  Expenses                                                                                 3.86%                   3.49%(3)
                                                                                      ===========             ===========
  Expenses after custodian fee reduction(4)                                                3.83%                   3.45%(3)
                                                                                      ===========             ===========
  Net investment income (loss)                                                            (1.25%)                 (0.44%)(3)
                                                                                      ===========             ===========
---------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)  Annualized.
(4)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such time.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Wright Managed Growth with Income Fund (the fund) (WGIF) (one of the series of The Wright Asset Allocation Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund invests, with certain percentage ranges, in underlying blue chip equity and income funds (the underlying funds), for which Wright Investors' Service (Wright) serves as the investment adviser. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A. Investment Valuations - Investments in the underlying funds are valued at net asset value. Other portfolio securities are valued at the last current sales price on the market where the security is normally traded. Securities that cannot be valued at these closing prices are valued by Wright at fair value in accordance with procedures adopted by the trustees. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value.

  B. Expense Reduction - The fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of total expenses in the Statement of Operations.

  C. Federal Taxes - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     At December 31, 2001, the fund, for federal income tax purposes, had a capital loss carryover of $140,833 which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryover will expire as follows:

                   December 31, 2009...................$140,833

     At December 31, 2001, net capital losses of $32,854 attributable to security transactions incurred after October 31, 2001 are treated as arising on the first day of the fund's current taxable year.

  D. Distributions - The fund requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

  E. Multiple Classes of Shares of Beneficial Interest - The fund offers an advisor share class and, until December 2001, also offered an individual share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends and liquidation.

  F. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

     For U.S. Treasury Portfolio, interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities. The portfolio is in compliance with the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, which became effective for fiscal years beginning after December 15, 2000. The WGIF portion of the cumulative effect of the change to the cost of debt securities held by U.S. Treasury Portfolio at the beginning of the year was a reduction of $7,135. The effect of the change to WGIF for the year ended December 31, 2001 was:

                                                              WGIF

           Decrease to Investment Income                     $15,454
           Increase in Realized Gain                           8,319
           Increase in Unrealized Gain/Loss                    7,135

  G. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The fund has engaged Wright Investors' Services (Wright) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets. For the year ended December 31, 2001, the effective annual rate was 0.20%. To enhance the net income of the fund, Wright made a reduction of its investment adviser fee of $8,558. In addition, $101,920 of expenses was allocated to the investment adviser.

     The fund also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the fund. Under the Administrator Agreement, Eaton Vance is responsible for managing the business affairs of the fund and is compensated based upon a percentage of average daily net assets. For the year ended December 31, 2001, the effective annual rate was 0.02%. Certain of the Trustees and officers of the fund are Trustees or officers of the above organizations, Except as to Trustees of the fund who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the fund out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the fund will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter) (WISDI), a subsidiary of Wright Investors' Service, an annual rate of 0.25% per annum of the fund's average net assets attributable to the respective classes. To enhance the net income of the fund, the Principal Underwriter made a reduction of its distribution fee of $11,402.

     In addition, the Trustees have adopted a service plan (the Service Plan) which allows the fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares of the fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. To enhance the net income of the fund, the Principal Underwriter made a reduction of its service fee of $10,687.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follow:

                                                        For the Year Ended December 31, 2001
                                                 Individual Shares*               Advisor Shares

                                                 Shares       Amount           Shares       Amount

Sales.......................................      --      $      --            78,966   $   707,965
Issued to shareholders in payment
  of distributions declared.................       324           2,767          8,387        71,123
Redemptions.................................   (18,972)       (148,575)       (57,889)     (498,192)
                                              ---------     -----------      ---------   -----------
   Net increase (decrease)..................   (18,648)   $   (145,808)        29,464   $   280,896
                                             ==========    ============     ==========  ============

* Share class was fully liquidated on December 31, 2001.

                                            For the period from the start             For the
                                            of business, August 17, 2000            Year Ended
                                                to December 31, 2000             December 31, 2000
                                                  Individual Shares               Advisor Shares

                                                 Shares       Amount           Shares       Amount

Sales.......................................    26,071     $   270,826        333,642   $ 3,396,627
Issued to shareholders in payment
  of distributions declared.................       614           6,008         10,823       104,878
Redemptions.................................    (8,037)        (77,059)      (510,275)   (5,192,044)
                                              ---------     -----------      ---------   -----------
   Net increase (decrease)..................    18,648    $    199,775       (165,810)  $(1,690,539)
                                             ==========    ============     ==========  ============



(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than US Government securities and short term obligations for the year ended December 31, 2001, were $782,500 and $817,100, respectively.

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2001, as computed on a federal income tax basis, are as follows:

     Aggregate cost..............................         $   4,370,031
                                                          =============
     Gross unrealized appreciation...............         $     116,482
     Gross unrealized depreciation...............              (482,137)
                                                          -------------

     Net unrealized depreciation.................         $    (365,655)
                                                          =============

(7)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     The fund invests in underlying funds, certain of which invest in securities issued by companies whose principal business activities are outside the Untied States which may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic  issuers.  Investments in foreign  securities  also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the fund's assets. The fund may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

(8). LINE OF CREDIT

     The fund participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit is allocated among the participating funds at the end of each quarter. The fund did not have significant borrowing or allocated fees during the year ended December 31, 2001.

     At December 31, 2001, the fund had $17,000 outstanding on the line of credit.

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------


To the Trustees and Shareholders of
Wright Managed Growth with Income Fund:

We have audited the accompanying statement of assets and liabilities of Wright Managed Growth with Income Fund (the "Fund") (a separate series of The Wright Asset Allocation Trust), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wright Managed Growth with Income Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2002

MANAGEMENT AND ORGANIZATION (unaudited)
-------------------------------------------------------------------------------

FUND MANAGEMENT. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

Definitions:
-----------
"WISDI" means Wright Investors' Service Distributors, Inc., the principal underwriter of the fund.
"Winthrop" means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.

                                                                                               Number of      Other Trustee/
                                         Term*                                                 Portfolios in  Director/
Name,                    Position(s)     of Office                                             Fund Complex   Partnership/
Address                  with the        and Length      Principal Occupation                  Overseen       Employment
and Age                  Fund            of Service      During Past Five Years                By Trustee     Positions Held
--------------------------------------------------------------------------------------------------------------------------------

H. Day Brigham, Jr.**    Vice President, Vice President, Director of Wright and Winthrop since     15           Director of
Age   75                 Secretary       Secretary and   February 1997; Retired Vice President,                 Wright and
255 State Street         and             Trustee         Chairman of the Management Committee                   Winthrop
Boston, MA 02109         Trustee         since           and Chief Legal Officer of Eaton Vance
                                         Inception       Corp.; Vice President and Secretary of
                                                         15 funds managed by Wright
----------------------------------------------------------------------------------------------------------------------------------

Judith R. Corchard***    Vice President  Vice President  Executive Vice President, Investment      14         Director of
Age   63                 and             since Inception Management; Senior Investment Officer                Wright and
255 State Street         Trustee         and Trustee     Chairman of the Investment Committee                 Winthrop
Boston, MA 02109                         since           and Directory of Wright and Winthrop;
                                         December, 1997  Vice President of 15 funds managed
                                                         by Wright

-----------------------------------------------------------------------------------------------------------------------------------

Peter M. Donovan****     President       President       President and Chief Executive Officer and  15         Director of
Age   58                 and             and Trustee     Director of Wright and Winthrop; Vice                 Wright and
255 State Street         Trustee         since           President, Treasurer and a Director of                Winthrop
Boston, MA 02109                         Inception       WISDI; President of 15 funds managed
                                                         by Wright

----------------------------------------------------------------------------------------------------------------------------------

A.M. Moody, III*****     Vice President  Vice President  Senior Vice President of Wright and        15
Age   65                 and             and Trustee     Winthrop; President of WISDI; Vice
255 State Street         Trustee         since           President of 15 funds managed by
Boston, MA 02109                         Inception       Wright
-----------------------------------------------------------------------------------------------------------------------------------
*     Trustees serve an indefinite term. Officers are elected annually.

** Mr. Brigham is an interested person of the Trust because of his positions as Vice President and Secretary of the Trust and a Director of Wright and Winthrop

*** Ms. Corchard an interested person of the Trust because of her position as a Vice President of the Trust and Vice President, Investment Management and Senior Investment Officer, Chairman of the Investment Committee and
      Director of Wright and Winthrop

**** Mr. Donovan is an interested person of the Trust because of his positions as President of the Trust, President, Chief Executive Officer and Director of Wright and Winthrop and Vice President, Treasurer and a Director of WISDI

***** Mr. Moody is an interested person of the Trust because of his positions as Vice President of the Trust, Senior Vice President of Wright and Winthrop and President of WISDI



INDEPENDENT TRUSTEES

James P. Biggs           Trustee         Trustee        Retired President, Peoples Bank of             14
Age   61                                 since          Connecticut; 1997 to 1999 President and
255 State Street                         June, 2001     Chief Operating Officer, Peoples Bank of
Boston, MA 02109                                        Connecticut
----------------------------------------------------------------------------------------------------------------------------------
Dorcas R. Hardy          Trustee         Trustee        President, Dorcas R. Hardy & Associates (a      15
Age   55                                 since          public policy and government relations
255 State Street                         December,      firm) Spotsylvania, VA; Director, The
Boston, MA 02109                         1998           Options Clearing Corporation and First
                                                        Coast Service Options, Jacksonville, FL;
                                                        1996-1998 - Chairman and CEO of Work
                                                        Recovery, Inc. (an advanced rehabilitation
                                                        technology firm) Tucson, AZ
---------------------------------------------------------------------------------------------------------------------------------
Leland Miles             Trustee         Trustee        President Emeritus, University of               15
Age   78                                 since          Bridgeport (1987 to present)
255 State Street                         Inception
Boston, MA 02109
---------------------------------------------------------------------------------------------------------------------------------
Lloyd F. Pierce          Trustee         Trustee        Retired Vice Chairman,                          15
Age   83                                 since          People's Bank, Bridgeport, CT
255 State Street                         Inception
Boston, MA 02109
----------------------------------------------------------------------------------------------------------------------------------
Richard E. Taber         Trustee         Trustee        Chairman and Chief Executive Officer            15
Age   53                                 since          of First County Bank, Stamford, CT.
255 State Street                         Inception
Boston, MA 02109
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

James L. O'Connor        Treasurer       Treasurer      Vice President of Eaton Vance Management,        15
Age 56                                   since          Administrator for the fund; Treasurer of
255 State Street                         Inception      15 funds managed by Wright and 167 funds
Boston, MA 02109                                        managed by Eaton Vance and its affiliates.
----------------------------------------------------------------------------------------------------------------------------------


                         WRIGHT MANAGED INVESTMENT FUNDS
                         WRIGHT INVESTORS SERVICE, INC.
                  WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
                             EATON VANCE MANAGEMENT

                                 PRIVACY POLICY

-------------------------------------------------------------------------------

Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

  o The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

  o We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

  o We have adopted policies and procedures (including physical, electronic and procedural safeguards) that are designed to protect the confidentiality of this information.

For more information about Wright's privacy policies please feel free to call 1-800-888-9471.

ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS

         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President and Trustee
         James P. Biggs, Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         Richard E. Taber, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         ADMINISTRATOR

         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER

         Wright Investors' Service
         440 Wheelers Farms Road
         Milford, Connecticut 06460

         PRINCIPAL UNDERWRITER

         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06460
         (800) 888-9471
         e-mail: funds@wrightinvestors.com

         CUSTODIAN

         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT

         PFPC Global Fund Services
         Wright Managed Investment Funds
         P.O. Box 5156
         Westborough, Massachusetts 01581-9698

         INDEPENDENT AUDITORS

         Deloitte & Touche LLP
         200 Berkeley Street
         Boston, Massachusetts 02116-5022

         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a fund's current prospectus.